SECURITIES AND EXCHANGECOMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2021

iQSTEL Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 28, 2021, we have appointed Messrs. Raul A Perez, Jose Antonio Barreto and Italo R. Segnini as members of our Board of Directors. We have also appointed Leandro Iglesias as Chairperson and Alvaro Quintana as Secretary to the Board.

Raul A Perez (age 69)

From December 1, 2014 to present, Mr. Perez serves as CFO of Deerbrook Family Dentistry, PC, Dental Practice in Humble, Texas. From November 1, 2017 to January 31, 2019, he served as Senior Accountant to Principrin School, PC, Day Care in Houston, Texas.

Mr. Perez has been in finance for more than 40 years, starting in 1970 as analyst in treasury and finance departments and progressively assuming different positions up to corporate treasurer for large corporations. He served for Sudamtex of Venezuela, C.A for 5 years and Polar Brewery in Caracas, Venezuela for 10 year. Beginning in 2000, he accepted a position as a Director of the Security and Exchange Commission of Venezuela to have the surveillance of Venezuelan stock market participants. Also, in 2004 he completed the requirements and received his certification as a Venezuelan Investment Advisor. Later, as an independent contractor for three years, he was selected as the Corporate Compliance Officer for an especially important stock market broker dealer in Venezuela, Activalores Casa de Bolsa, in which he developed the Compliance Unit and manuals required by local and international anti money laundering laws. He also taught Advanced Institute of Finance (IAF) in Caracas being a professor of Corporate Finance and Managerial Accounting for 5 years.

Mr. Perez has a Bachelor’s degree in accounting (1976), and MBA Finance (1982), gave me the overall knowledge of finance and how to plan, start up, run, and control a business.

We have selected Mr. Perez to serve as an independent director because of his education, skills and experience in finance and his regulatory history.

Jose Antonio Barreto (age 62)

From 2006 to the present, Mr. Barreto has been Chief Business Development Officer of Xpectra Remote Management / Mexico. There he was in charge of directing all aspects of account development and sales effort to close specific private and government opportunities and developing strategic accounts in Mexico and the LATAM region. From 2020 to present, he has been an advisor to our Board of Directors.

Mr. Barreto has more than 30 years of experience working in telecommunications and technology companies. He has been directly responsible of leading the business development and operational in several telecommunication and technology companies’ acquisition activity, with the responsibility of leading the technical, operation and financial analysis. Over the last 14 years, Jose Antonio has been the North and Central American leader, spanning from Mexico to Panama, in the development of commercial processes in the technology security field, artificial intelligence, Internet of Things (IoT) platforms, as well as cutting edge technology solutions and software systems.

He studied Electronic Engineering at the Universidad Simón Bolivar followed by a Master of Science Degree in Electrical and Computer Engineering at Rice University. He also completed the Master in Telecommunications Management offered by Universidad Simon Bolivar and the Telecom SudParis Institute.

We have selected Mr. Barreto to serve as an independent director because of his education, skills and experience in technology companies.

Italo R. Segnini (age 55)

From March 2020 to the present, Mr. Segnini has been serving as Global Carrier Partnership Director of Sierra Wireless. From June 2019 to February 2020, he served as an Independent Telecom Consultant. From 2017 to 2019, he served as Director of International Carrier Business for Televisa Telecom. From 2012 to 2019, he served as Director International Carrier Business for Millicom.

Mr. Segnini is a long time Telecommunication industry professional who has had high level positions at Global Tier Ones for more than 20 years, Telefonica, Millicon and Televisa, Sierra Wireless to mention a few. Mr. Segnini has extensive executive experience in the Telecom areas like Voice, A2P, SMS, Data, Roaming, Mobility Services, B2B, MNO, MVNO, IoT, Interconnection, etc., and a solid business performance record spanning multiple functions including International commercial negotiations, management, sales, business development, sales, regulatory and operations. Italo R. Segnini holds a Juris Doctor degree from the Andres Bello Catholic University, a Telecommunication Masters Degree from Madrid Comillas Pontifical University and an MBA from IESA Business School.

We have selected Mr. Segnini to serve as an independent director because of his education, skills and experience in telecommunication companies.

The five year employment history for Messrs. Iglesias and Quintana are contained in our annual report on Form 10-K filed with the SEC on April 15, 2021.

There were no arrangements or understandings between Messrs. Messrs. Perez, Barreto and Segnini and any other persons pursuant to which they were selected as members of our Board of Directors.

There are no transactions in which Messrs. Perez, Barreto or Segnini have an interest requiring disclosure pursuant to Item 404(a) of Regulation S-K. The transactions requiring disclosure pursuant to Item 404(a) of Regulation S-K for Messrs. Iglesias and Cardona are contained in our annual report on Form 10-K filed with the SEC on April 15, 2021.

As directors, Messrs. Messrs. Perez, Barreto and Segnini will be entitled to participate in our Director Compensation Plan, which we have revised recently as follows:

All Directors shall receive reimbursement for reasonable travel expenses incurred to attend Board and committee meetings.

Effective on June 1, 2021 and thereafter, all Directors shall be compensated monthly with 4,000 shares of common stock cash of $1,000 for their service as Directors. The Chairman and Secretary of the Board shall receive an additional $2,000 per month in addition to the Director compensation.

In lieu of the cash compensation set forth above, each Director may elect to receive shares of the Corporation's Common Stock equal to the total cash compensation divided by the average market value of the Company's Common Stock during the last 10 trading days and applying a discount of 25%.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias

Chief Executive Officer

Date June 28, 2021